UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 28, 2023
Date of Report (date of earliest event reported)

MOOG Inc.
(Exact name of registrant as specified in its charter)

NY	1-05129		16-0757636
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

400 Jamison Rd	East Aurora,	New York	14052-0018
(Address of Principal Executive Offices)			(Zip Code)
(716) 652-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MOG.A	New York Stock Exchange
Class B common stock	MOG.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition

On April 28, 2023, Moog Inc. (the “Company”) issued a press release discussing results of operations for the quarter ended April 1, 2023. A copy of the press release is included as exhibit 99.1 of this report.
The information in this report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly stated by specific reference in such a filing.

Item 8.01	Other Events
On April 28, 2023, the Company issued a press release announcing that the Company’s Board of Directors declared a quarterly dividend of $.27 per share on the Company's issued and outstanding shares of Class A common stock and Class B common stock. The dividend will be paid on May 30, 2023 to all shareholders of record as of the close of business on May 12, 2023. A copy of the press release is included as Exhibit 99.2 of this report.
Additionally, on April 28, 2023, the Company announced it will host an investor day on June 6, 2023. Presentations will be given by Chief Executive Officer Pat Roche and members of the Company's executive leadership team. A live audio webcast and a full copy of the presentation materials will be available on the investor section of Moog’s website at www.moog.com prior to the start of the meeting on June 6, 2023. A replay of the webcast will also be made available and archived shortly after the event. A copy of the press release is included as Exhibit 99.3 of this report.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits.

99.1	Press release dated April 28, 2023, announcing Moog Inc.’s results of operations for the quarter ended April 1, 2023.
99.2	Press release dated April 28, 2023, announcing cash dividend.
99.3	Press release dated April 28, 2023, announcing investor day.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	April 28, 2023	By:	/s/ Michael J. Swope
		Name:	Michael J. Swope
Controller